UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

WESTERN ALLIANCE BANCORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Suite 1400, Phoenix, Arizona 85004

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 389-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 7, 2015, Western Alliance Bancorporation (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement to the base prospectus contained in its effective shelf registration statement (File No. 333-203959) relating to the potential resale from time to time by selling securityholders of some or all of the shares of our Non-Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”). The Series B Preferred Stock was originally issued by the Company pursuant to a Securities Purchase Agreement, dated September 27, 2011, between the Company and the Secretary of the Treasury. This Current Report is being filed to present certain exhibits, which shall be incorporated by reference into the prospectus and registration statement.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

5.1	Opinion of Hogan Lovells US LLP regarding legality of securities being offered.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer

Date: May 8, 2015

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Hogan Lovells US LLP regarding legality of securities being offered.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).